ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES

                        Supplement Dated May 16, 2003 to
                         Prospectus Dated March 1, 2003

As of May 16, 2003, the issued and outstanding shares of North American Government Bond Fund, Inc. have been redesignated as "Class A Shares."

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